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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  TELEDYNE, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     4) Proposed maximum aggregate value of transaction:
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     5) Total fee paid:
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/X/  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act Rule
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     previously. Identify the previous filing by registration statement  number,
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     1) Amount Previously Paid:
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     2) Form, Schedule or Registration Statement No.:
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     3) Filing Party:
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     4) Date Filed:
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                                                           [LOGO] TELEDYNE, INC.


NEWS RELEASE


FOR IMMEDIATE RELEASE                             CONTACT:  Rosanne O'Brien
                                                            Teledyne, Inc.
                                                            310/551-4265

              TELEDYNE TO SCHEDULE SPECIAL SHAREHOLDERS MEETING TO
               VOTE ON STRATEGIC COMBINATION WITH ALLEGHENY LUDLUM

     LOS ANGELES, California., May 1, 1996 -- Teledyne, Inc. (NYSE:TDY) announced today that it will schedule a special meeting of shareholders to approve its strategic combination with Allegheny Ludlum Corporation to form Allegheny Teledyne Incorporated.

     Under terms of the combination agreement, Teledyne shareholders will receive 1.925 shares of common stock in Allegheny Teledyne for each share of Teledyne common stock. Allegheny Ludlum shareholders will receive one share of Allegheny Teledyne for each share of Allegheny Ludlum common stock. The transaction is subject to regulatory and shareholder approvals.

     In announcing the combination agreement on April 1, 1996, Teledyne stated that it had postponed its annual shareholders meeting scheduled for April 24. Since that announcement, Allegheny Ludlum has announced that it has postponed its annual meeting, which was scheduled for May 17, and will schedule a special meeting to vote on the pending strategic combination.

     A joint proxy statement/prospectus describing the proposed transaction will be furnished to shareholders of both companies in advance of these meetings.

     Teledyne, Inc. is a technology-based manufacturing corporation serving worldwide customers with commercial and government-related aviation and electronics products; specialty metals for consumer, industrial and aerospace applications; and industrial and consumer products.

                                      # # #





Teledyne Corporate Relations Department
2049 Century Park East
Los Angeles, CA 90067-3101
Telephone 310-551-4268